Exhibit 10.5

EXECUTION VERSION

SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT (this “Agreement”) is dated as of August 2, 2019, by and among OCULAR THERAPEUTIX, INC., a Delaware corporation, (“Borrower”),  MIDCAP FINANCIAL TRUST, a Delaware statutory trust, in its capacity as administrative agent (“Agent”) for the lenders under the Credit Agreement (as defined below) (“Lenders”), and the Lenders.

W I T N E S S E T H:

WHEREAS, Borrower, Lenders and Agent are parties to that certain Third Amended and Restated Credit and Security Agreement, dated as of December 21, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein have the meanings given to them in the Credit Agreement except as otherwise expressly defined herein), pursuant to which Lenders have agreed to provide to Borrower certain loans and other extensions of credit in accordance with the terms and conditions thereof;

WHEREAS, Borrower has requested that Lender consent to certain matters which are not otherwise permitted under the Credit Agreement; and

WHEREAS,  Borrower, Agent and Lenders desire to amend certain provisions of the Credit Agreement in accordance with, and subject to, the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises, the covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, Lenders and Agent hereby agree as follows:

1.         Acknowledgment of Obligations.  Borrower hereby acknowledges, confirms and agrees that all Credit Extensions made prior to the date hereof, together with interest accrued and accruing thereon, and fees, costs, expenses and other charges owing by Borrower to Agent and Lenders under the Credit Agreement and the other Financing Documents, are unconditionally owing by Borrower to Agent and Lenders, without offset, defense or counterclaim of any kind, nature or description whatsoever except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditor’s rights generally.

2.         Consents.  Subject to the terms and conditions of this Agreement, including, without limitation, the conditions to effectiveness set forth in Section 6 below, Lenders hereby:

(a)        effective as of June 30, 2019, consent to Borrower’s delivery to Agent, on or before July 24, 2019, of (i) Borrower’s unaudited monthly financial statements for the month ended May 31, 2019, as required under Sections 6.2(a)(i) of the Credit Agreement, and (ii) Borrower’s Compliance Certificate for the month ending May 31, 2019, as required under Section 6.2(b) of the Credit Agreement; and

(b)        acknowledge that Borrower has entered into a lease of real property located at 24 Crosby Drive, Bedford, Massachusetts, and, notwithstanding Section 7.2(d) of the Credit Agreement, consent to Borrower’s entry into such lease so long as Borrower delivers (or, if such location contains less than $100,000 in Borrower’s assets, uses commercially reasonably efforts to deliver) to Agent, on or before August 31, 2019 (or such later date as Agent may agree in writing in its sole discretion), an executed Access Agreement with respect to such real property.

To induce Lenders to grant the consent provided for in clause (b), above, Borrower covenants and agrees that in the event such location contains less than $100,000 in Borrower’s assets on the date hereof and Borrower is unable to deliver an Access Agreement (despite using commercially reasonable efforts to do so), and at any time hereafter the amount of assets at such location is equal to or greater than $100,000, Borrower shall (i) promptly deliver written notice to Agent that the amount of assets exceeds $100,000, and (ii) within 30 days of such notice, deliver to Agent an Access Agreement.

The consents granted pursuant to this Section 2 relate solely to the matters as specifically described in this Section 2 and nothing in this Agreement is intended or shall be construed as Agent’s or any Lender’s consent to any other transaction (including, without limitation, Borrower’s taking or omitting to take any action similar to the aforesaid matter).

3.         Amendments  to Credit Agreement.  Subject to the terms and conditions of this Agreement, including, without limitation, the conditions to effectiveness set forth in Section 6 below, the Credit Agreement is hereby amended as follows:

(a)        Section 6.6(b) of the Credit Agreement is hereby amended and restated as follows:

(b)        Reserved.

(b)        Section 15 of the Credit Agreement is hereby amended by deleting the definition of “Minimum Cash Amount” contained therein.

(c)        Exhibit B to the Credit Agreement is hereby amended and restated as set forth on Annex 1 attached to this Amendment.

4.         No Other Amendments.  Except for the consents set forth and referred to in Section 2 and amendments set forth and referred to in Section 3, the Credit Agreement and the other Financing Documents shall remain unchanged and in full force and effect and Borrower hereby ratifies and reaffirms all of its obligations under the Credit Agreement and the other Financing Documents as amended by this Agreement.  Nothing in this Agreement is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of Borrower’s Obligations or to modify, affect or impair the perfection or continuity of Agent’s security interests in, security titles to or other liens, for the benefit of itself and the Lenders, on any Collateral for the Obligations.

5.         Representations and Warranties.  To induce Agent and Lenders to enter into this Agreement, Borrower does hereby warrant, represent and covenant to Agent and Lenders that (i)

each representation and warranty of Borrower set forth in the Credit Agreement and other Financing Documents is hereby restated and reaffirmed as true, accurate and complete in all material respects on and as of the date hereof as if such representation or warranty were made on and as of the date hereof (provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof, and provided, further, that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date), (ii) both before and after giving effect to this Agreement, no Default or Event of Default has occurred and is continuing and (iii) Borrower has the power and is duly authorized and has obtained all necessary consents and has taken all necessary actions to enter into, deliver and perform this Agreement and this Agreement is the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms.

6.         Condition Precedent to Effectiveness of this Agreement.  This Agreement shall become effective as of the date (the “Amendment Effective Date”) upon which:

(a)        Borrower shall have reimbursed Agent and Lenders for all fees, costs and expenses presented as of the Amendment Effective Date;

(b)        Agent shall notify Borrower in writing that Agent has received one or more counterparts of this Agreement duly executed and delivered by Borrower, Agent and Lenders;  and

(c)        Agent shall have received all other documents and instruments as Agent or any Lender may reasonably deem necessary or appropriate to effectuate the intent and purpose of this Agreement.

7.         Release.

(a)        In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower, on behalf of itself and each of its Affiliates and Subsidiaries and each of their respective successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and each Lender and their respective successors and assigns, and their respective present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, Lenders and all such other persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set‑off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Borrower or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the Amendment Effective Date, including, without limitation, for or on account of, or in relation to, or in any way in connection with the Credit Agreement or any of the other Financing Documents or transactions thereunder or related thereto.

(b)        Borrower understands, acknowledges and agrees that its release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c)        Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

8.         Covenant Not To Sue.  Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by Borrower pursuant to Section 7 above.  If Borrower or any of its successors, assigns or other legal representatives violates the foregoing covenant, Borrower, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all reasonable attorneys’ fees and costs incurred by any Releasee as a result of such violation.

9.         Advice of Counsel.     Each of the parties represents to each other party hereto that it has discussed this Agreement with its counsel.

10.       Severability of Provisions.  In case any provision of or obligation under this Agreement shall be invalid, illegal or unenforceable in any applicable jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

11.       Counterparts.  This Agreement may be executed in multiple counterparts (including by electronic mail (pdf) transmittal of executed signature pages), each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

12.       GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF MARYLAND APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS.

13.       Entire Agreement.  The Credit Agreement and the other Financing Documents as and when amended through this Agreement embody the entire agreement between the parties hereto relating to the subject matter thereof and supersede all prior agreements, representations and understandings, if any, relating to the subject matter thereof.

14.       No Strict Construction, Etc.  The parties hereto have participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.  Time is of the essence for this Agreement.

15.       Costs and Expenses.  Borrower absolutely and unconditionally agrees  to pay or reimburse upon demand for all reasonable fees, costs and expenses incurred by Agent and the Lenders in connection with the preparation, negotiation, execution and delivery of this Agreement and any other Financing Documents or other agreements prepared, negotiated, executed or delivered in connection with this Agreement or transactions contemplated hereby.

[Remainder of page intentionally blank; signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year specified at the beginning hereof.

BORROWER:

OCULAR THERAPEUTIX, INC.

By:	/s/ Donald Notman (SEAL)
Name:	Donald Notman
Title:	Chief Financial Officer, Treasurer and Secretary

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SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT

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AGENT:

MIDCAP FINANCIAL TRUST,
as Agent for Lenders

By:	Apollo Capital Management, L.P.,
its investment manager

By:	Apollo Capital Management GP, LLC,
its general partner

By:	/s/ Maurice Amsellem (SEAL)
Name:	Maurice Amsellem
Title:	Authorized Signatory

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SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT

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LENDERS:

MIDCAP FUNDING XIII TRUST

By:	Apollo Capital Management, L.P.,
its investment manager

By:	Apollo Capital Management GP, LLC,
its general partner

By:	/s/ Maurice Amsellem (SEAL)
Name:	Maurice Amsellem
Title:	Authorized Signatory

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SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT

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SILICON VALLEY BANK

By:	/s/ Lauren Cole (SEAL)
Name:	Lauren Cole
Title:	Director

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SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT

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FLEXPOINT MCLS SPV LLC

By:	/s/ Daniel Edelman (SEAL)
Name:	Daniel Edelman
Title:	Vice President

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT

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ELM 2018-2 TRUST

By:	MidCap Financial Services Capital
Management, LLC, as Servicer

By:	/s/ John O’Dea (SEAL)
Name:	John O’Dea
Title:	Authorized Signatory

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT

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ANNEX 1

EXHIBIT B

COMPLIANCE CERTIFICATE

TO:	MidCap Financial Trust, as Agent
FROM:	Ocular Therapeutix Inc.
DATE:	_______________, 20__

The undersigned authorized officer of Ocular Therapeutix, Inc., a Delaware corporation (“Borrower”), certifies that under the terms and conditions of the Third Amended and Restated Credit and Security Agreement between Borrower, Agent and the Lenders (as amended, restated, supplemented, replaced or otherwise modified from time to time, the “Agreement”):

(1)            Borrower is in complete compliance with all required covenants for the month ending _______________, 201__, except as noted below;

(2)            there are no Events of Default;

(3)            all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further, that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date;

(4)            Each of Borrower and the other Credit Parties has timely filed all required tax returns and reports, and has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed except as otherwise permitted pursuant to the terms of the Agreement; and

(5)            no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Agent.

For Compliance Certificates delivered in respect of any month ending March 31, June 30, September 30, and December 31, attached hereto are proposed updates (if any) to the Disclosure Schedule, Intangible Assets Schedule, Required Permits Schedule, and Products Schedule, to the extent required by the Agreement.

Attached are the required documents supporting the certifications set forth in this Compliance Certificate.  The undersigned certifies, in his/her capacity as an officer of the Borrower, that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes.  The undersigned acknowledges, in his/her capacity as an officer of Borrower, that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.  Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

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Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies
Monthly Financial Statements	Monthly within 30 days	Yes No
Audited Financial Statements	Annually within 180 days after FYE	Yes No
Board Approved Projections	Annually within 60 days after FYE	Yes No
Compliance Certificate	Monthly within 30 days	Yes No